PRESS RELEASE

INNOSPEC EXPANDS OILFIELD SPECIALTIES BUSINESS WITH ACQUISITION OF STRATA CONTROL SERVICES INC.

Littleton, CO – January 7, 2013 – Innospec Inc. (NASDAQ: IOSP) today announced that a subsidiary of Innospec Inc. has acquired Strata Control Services Inc., a private company. The transaction, which was completed on December 24, 2012, includes a performance element in the purchase price and represents between 6x 2012 EBITDA and 5x 2013E EBITDA. The deal is expected to be accretive to Innospec within the first year.

Strata Control Services Inc., based in Crowley, LA., and is a leading supplier of mud and fluid loss solutions to oil and gas drilling operations. Its products and services prevent the unnecessary loss of valuable materials into the formation matrix thereby lowering the cost of operations. Strata Control’s sales for 2012 were approximately $20 million.

Patrick Williams, President and CEO of Innospec said, “I am delighted that we have taken this important step in acquiring to build out our presence in this growing market. Strata Control will become part of our Oilfield Specialties business, and we look forward to working with Steve and his team to expand the sales of their excellent product lines, using Innospec’s global organization. It is important to recognize that this is only our first acquisition in growing this business, and we will continue to pursue other attractive opportunities in this market”

Steve Cart, the former owner, President and CEO of Strata Control, who will remain with the business, added, “We are pleased to be joining an exciting and growing company, that will give Strata Control a chance to expand at a faster rate than we could do independently, and, at the same time, help Innospec build their Oilfield Specialties business.”

About Innospec Inc.

Innospec Inc. is an international specialty chemicals company with approximately 850 employees in 20 countries. Innospec manufactures and supplies a wide range of specialty chemicals to markets in the Americas, Europe, the Middle East, Africa and Asia-Pacific. Innospec's Fuel Specialties business specializes in manufacturing and supplying the fuel additives that help improve fuel efficiency, boost engine performance and reduce harmful emissions. Innospec's Performance Chemicals business provides effective technology-based solutions for our customers’ processes or products focused in the Personal Care; Household, Industrial & Institutional; and Fragrance Ingredients markets. Innospec's Octane Additives business is the world's only producer of tetra ethyl lead.

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Such forward-looking statements include statements (covered by words like “expects,” “anticipates,” “may,” “believes” or similar words or expressions), for example, which relate to operating performance, events or developments that we expect or anticipate will or may occur in the future (including, without limitation, any of the Company’s guidance in respect of sales, gross margins, pension liabilities and charges, net income, growth potential and other measures of financial performance). Although forward-looking statements are believed by management to be reasonable when made, they are subject to certain risks, uncertainties and assumptions, and our actual performance or results may differ materially from these forward-looking statements. Additional information regarding risks, uncertainties and assumptions relating to the Company and affecting our business operations and prospects are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and other reports filed with the U.S. Securities and Exchange Commission. You are urged to review our discussion of risks and uncertainties that could cause actual results to differ from forward-looking statements under the heading "Risk Factors.” The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For more information about Innospec, please visit our website at www.innospecinc.com.

Contacts:

Brian Watt
Innospec Inc.
+44-151-356-6241
Brian.Watt@innospecinc.com

Robert D. Ferris
RF|Binder Partners
+1-212-994-7505
Robert.Ferris@RFBinder.com

Dan Scorpio
RF|Binder Partners
+1-212-994-7609
Dan.scorpio@rfbinder.com